INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2019
INTANGIBLE ASSETS [abstract]
Disclosure of intangible assets
16.	INTANGIBLE ASSETS

	Gas processing rights under NWS Project	Exploration rights	Marketing transportation and storage contracts	Software and others	Goodwill	Total

Cost:
At January 1, 2018 (restated)	1,199	531	1,484	2,712	13,892	19,818
Additions	-	-	-	309	-	309
Disposal	-	-	(50)	(29)	-	(79)
Exchange differences	60	-	73	47	700	880

At December 31, 2018 (restated)	1,259	531	1,507	3,039	14,592	20,928

At January 1, 2019	1,259	531	1,507	3,039	14,592	20,928
Additions	-	-	-	348	-	348
Disposal	-	-	-	(27)	-	(27)
Exchange differences	21	-	24	14	239	298

At December 31, 2019	1,280	531	1,531	3,374	14,831	21,547

Accumulated amortization:
At January 1, 2018 (restated)	(732)	(189)	(1,239)	(2,228)	-	(4,388)
Amortization charge for the year	(65)	(30)	(48)	(262)	-	(405)
Disposal	-	-	50	29	-	79
Exchange differences	(39)	-	(62)	(40)	-	(141)

At December 31, 2018 (restated)	(836)	(219)	(1,299)	(2,501)	-	(4,855)

At January 1, 2019	(836)	(219)	(1,299)	(2,501)	-	(4,855)
Amortization charge for the year	(53)	(30)	(55)	(227)	-	(365)
Disposal	-	-		27	-	27
Exchange differences	(15)	-	(20)	(13)	-	(48)

At December 31, 2019	(904)	(249)	(1,374)	(2,714)	-	(5,241)

Net book value:
At December 31, 2018 (restated)	423	312	208	538	14,592	16,073

At December 31, 2019	376	282	157	660	14,831	16,306

Goodwill represents the excess of the purchase price over the estimated fair value of the assets acquired and liabilities assumed in a business combination. Goodwill acquired through business combinations is held at the E&P segment.

According to the accounting policies as set out in note 3, goodwill is acquired in the acquisition of Nexen Inc., and from the acquisition date, allocated to the entire E&P assets, which are the groups of cash-generating units that are expected to benefit from the synergies of the acquisition.

Impairment is determined by assessing the recoverable amount of the entire E&P assets to which the goodwill relates. Where the recoverable amount of the entire E&P assets is less than the carrying amount of the assets and the goodwill together, an impairment loss on goodwill is recognized.

In assessing value in use of E&P segment, the key assumptions include, but are not limited to, future commodity prices, future production estimates, estimated future capital expenditures, estimated future operating expenses and the discount rate. The discount rate used for value in use is derived from the Company’s WACC and is adjusted, where applicable, to take into account any specific risks relating to the country where the asset is located as well as the asset specific characteristics, such as specific tax treatments, cash flow profiles and economic life. However, actual results could differ from those estimates.

The intangible asset regarding the gas processing rights has been amortized upon the commercial production of the liquefied natural gas on a unit-of-production basis over the total proved reserves of the relevant asset. The intangible assets regarding the marketing transportation and storage contracts are amortized on a straight-line basis over the life of the contracts which is less than 20 years. Other identifiable intangible assets are amortized on a straight-line basis over a period ranging from 3 to 5 years.